Roundhill Video Games ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Internet - 3.4%
DoubleUGames Co. Ltd.	2,969	$96,340
NCSoft Corp.	1,665	243,502
NHN Corp. (b)	4,396	107,916
Wemade Co. Ltd.	5,515	74,354
		522,112

Software - 81.3% (a)
Boyaa Interactive International Ltd.	154,000	52,249
Capcom Co. Ltd.	24,900	524,013
CD Projekt SA	6,040	383,327
Coffee Stain Group AB - Class B (b)	40,854	73,523
Com2uS Corp.	2,599	53,366
DeNA Co. Ltd.	11,700	179,151
Electronic Arts, Inc.	6,538	1,332,902
Embracer Group AB (b)	27,842	140,419
Everplay Group PLC	23,540	69,535
GungHo Online Entertainment, Inc.	8,300	127,247
HUYA, Inc. - ADR (c)	30,859	101,835
IGG, Inc. (b)	192,000	85,712
International Games System Co. Ltd.	16,213	381,870
Kakao Games Corp. (b)	12,179	96,214
Kingsoft Corp. Ltd.	93,400	267,803
Koei Tecmo Holdings Co. Ltd.	24,900	251,755
Konami Group Corp.	5,700	692,749
Krafton, Inc.	2,679	446,019
MIXI, Inc.	8,400	133,849
Modern Times Group MTG AB - Class B (b)	14,534	140,210
NetDragon Websoft Holdings Ltd.	81,500	92,933
NetEase, Inc. - ADR	14,370	1,608,578
Netmarble Corp. (d)	6,673	214,352
Nexon Co. Ltd.	34,900	642,543
Paradox Interactive AB	11,587	150,459
Pearl Abyss Corp. (b)	5,487	247,186
Playtika Holding Corp.	45,851	127,466
ROBLOX Corp. - Class A (b)	20,265	1,146,188
Sega Sammy Holdings, Inc.	16,800	255,923
SHIFT UP Corp. (b)	6,761	141,475
Square Enix Holdings Co. Ltd.	22,800	358,861
Take-Two Interactive Software, Inc. (b)	5,478	1,081,905
Tanwan, Inc. (b)	60,200	114,101
Ubisoft Entertainment SA (b)	20,606	91,052
Unity Software, Inc. (b)	23,043	505,563
XD, Inc. (b)	33,600	259,065
		12,571,398

Toys/Games/Hobbies - 14.5%
Bandai Namco Holdings, Inc.	26,300	639,274
Nintendo Co. Ltd.	28,900	1,594,051
		2,233,325
TOTAL COMMON STOCKS (Cost $16,199,788)		15,326,835

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (e)	80,477	80,477
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $80,477)		80,477

MONEY MARKET FUNDS - 0.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (e)	55,592	55,592
TOTAL MONEY MARKET FUNDS (Cost $55,592)		55,592

TOTAL INVESTMENTS - 100.1% (Cost $16,335,857)		15,462,904
Liabilities in Excess of Other Assets - (0.1)%		(8,419)
TOTAL NET ASSETS - 100.0%		$15,454,485

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $81,715.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $214,352 or 1.4% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Video Games ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$15,326,835	$–	$–	$15,326,835
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	80,477
Money Market Funds	55,592	–	–	55,592
Total Investments	$15,382,427	$–	$–	$15,462,904

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $80,477 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
Japan	$5,399,416	35.1%
United States	4,202,627	27.2
China	2,496,564	16.1
South Korea	1,720,724	11.1
Sweden	504,611	3.3
Poland	383,327	2.5
Taiwan	381,870	2.5
Israel	127,466	0.8
France	91,052	0.6
Singapore	85,712	0.5
United Kingdom	69,535	0.4
Liabilities in Excess of Other Assets	(8,419)	(0.1)
	$15,454,485	100.0%